9/04

ABOUT FORWARD LOOKING STATEMENTS This presentation contains certain "forward looking statements" within the meaning of Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934, which are intended to be covered by the safe harbors created by those laws. These forward looking statements include information about possible or assumed future results of our operations. All statements, other than statements of historical facts, included in this presentation that address activities, events or developments that we expect or anticipate may occur in the future, including, such things as future capital expenditures, business strategies, competitive strengths, goals, growth of our business and operations, plans, and references to future successes may be considered forward looking statements. Also, when we use the words such as "anticipate", "believe", "estimate", "expect", "intend", "plan", "probably", or similar expressions, we are making forward looking statements. Many risks and uncertainties may impact the matters addressed in these forward looking statements. Many possible events or factors could affect our future financial results and performance. These could cause our results or performance to differ materially from those we express in our forward looking statements. Although we believe that the assumptions underlying our forward looking statements are reasonable, any of these assumptions, and therefore also the forward looking statements based on these assumptions, could themselves prove to be inaccurate. In light of the significant uncertainties inherent in the forward looking statements included in this presentation, our inclusion of this information is not a representation by us or any other person that our objectives and plans will be achieved. Our forward looking statements speak only as of the date made and we will not update these forward looking statements unless the securities laws require us to do so. In light of these risks, uncertainties and assumptions, the forward looking events discussed in this presentation may not occur.

OVERVIEW

CORPORATE PROFILE Specialty Insurance since 1974 Based in Houston, Texas with offices across the USA and international offices in Bermuda, Spain and the U.K. Operations include Insurance Companies, Underwriting Agencies and Intermediaries Rated A+ (Superior) by A.M. Best Company and AA (Very Strong) by Standard & Poor's

CORPORATE PHILOSOPHY Long Term Growth of Shareholders' Equity Capital Preservation Diversification of Operations Conservative Investments Cycle Management

SHAREHOLDERS EQUITY ($ in millions) $1,000 $800 $600 $400 $200 1996 1998 2000 2002 2004 Est. $1,200

SHAREHOLDERS EQUITY ($ in millions) 2001 $763 2002 $883 $1,047 2004 Estimate $1,200 2003

CONSISTENT GROWTH IN BOOK VALUE (per share data) 2001 $12.40 2002 $14.15 $16.37 2003 2004 Estimate $19.00 16% 16% 14%

OPERATIONS

LINES OF BUSINESS Group Life, Accident & Health Diversified Financial Products Aviation London Market Operations Other Specialty Operations

GROUP LIFE, ACCIDENT & HEALTH Medical Stop Loss protection for small and medium size corporations that self insure their employee medical benefits Accident and Health for vehicle owner-operators Accident and Health for Texas companies that self insure their Workers' Compensation risk

DIVERSIFIED FINANCIAL PRODUCTS D&O for Fortune 1000, multinational and other large companies located in USA, Europe and other countries D&O for non-public companies and not-for-profit groups, located in USA, Europe and other countries Professional Liability (E&O) for small businesses and professionals in USA, UK and Spain Surety including court, fiduciary, license, permit and small contractors in USA and Spain Employers' Practice Liability Insurance (EPLI) for small business including franchises Financial Products including mortgage, title and residual value insurance

AVIATION Largest private aircraft insurer in the USA General Aviation written in USA, EU, Far East, Africa, Central and South America No major airlines, satellites or major manufacturers

LONDON MARKET OPERATIONS Large Property business worldwide, such as Fortune 1000 and multinational accounts Large Energy accounts worldwide, such as refineries, offshore platforms and drilling rigs Blue water marine fleets, worldwide A&H business including travel insurance, sports teams and high net worth individual disability

OTHER SPECIALTY OPERATIONS Marine business including crew boats, tugs and barges in the USA Quota share arrangement with AGII on surplus lines business

GROSS WRITTEN PREMIUM ($ in millions) 2001 $1,010 2002 $1,159 $1,740 2003 2004 Estimate $1,850

NET WRITTEN PREMIUM ($ in millions) 2001 $373 2002 $546 $866 2003 2004 Estimate $1,000

FINANCIAL

STRONG BALANCE SHEET Conservative Loss Reserves Strong Liquidity Low Risk Investment Portfolio Assets of more than $5.25 Billion Debt to Total Capital ratio of 22%

STRONG GROWTH IN INVESTMENT ASSETS ($ in millions) 2001 $886 2002 $1,168 $1,703 2003 2004 Estimate $2,200

1st Qtr Tax Exempt Securities 23 Short Term Investments 33 Other 2 Taxable Securities 42 Taxable Securities - 42% Investment Grade Average Maturity: 3.1 years Duration: 2.7 years Tax Exempt Securities - 23% Investment Grade Average Maturity: 6.4 years Duration: 5.2 years Other 2% June 30, 2004 $2,001 million Short Term Investments - 33% CONSERVATIVE INVESTMENT PORTFOLIO

REVENUE: NET EARNED PREMIUM ($ in millions) 2001 $343 2002 $506 $738 2003 2004 Estimate $950

REVENUE: FEE & COMMISSION INCOME ($ in millions) 2001 $111 2002 $116 $143 2003 2004 Estimate $165

REVENUE: INVESTMENT INCOME ($ in millions) 2001 $40 2002 $38 $47 2003 2004 Estimate $60

TOTAL REVENUE ($ in millions) 2001 $511 2002 $667 $942 2003 2004 Estimate $1,100

PERFORMANCE

PERFORMANCE LAST 10 YEARS Increased total revenue every year Increased Book Value per Share every year Lowest ROE of 6% and Average ROE of 14% Able to maintain AA Rating from S&P and A+ from AMB at the same time as achieving Superior Returns

RECENT PERFORMANCE ($ in millions, except per share data) Revenue Net Earnings Net Earnings per Share ROE Book Value 2003 2002 2001 6/30/04 $511 $30 $0.51 6% $12.40 $667 $106 $1.68 14% $14.15 $942 $144 $2.23 16% $16.37 $595 $91 $1.39 9% $17.46

2004 PROJECTIONS Net Earned Premium Growth 30% Fee and Commission Income Growth 20% Investment Income Growth 25% Total Revenue Growth 25% See Forward Looking Statement

ABOUT FORWARD LOOKING STATEMENTS This presentation contains certain "forward looking statements" within the meaning of Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934, which are intended to be covered by the safe harbors created by those laws. These forward looking statements include information about possible or assumed future results of our operations. All statements, other than statements of historical facts, included in this presentation that address activities, events or developments that we expect or anticipate may occur in the future, including, such things as future capital expenditures, business strategies, competitive strengths, goals, growth of our business and operations, plans, and references to future successes may be considered forward looking statements. Also, when we use the words such as "anticipate", "believe", "estimate", "expect", "intend", "plan", "probably", or similar expressions, we are making forward looking statements. Many risks and uncertainties may impact the matters addressed in these forward looking statements. Many possible events or factors could affect our future financial results and performance. These could cause our results or performance to differ materially from those we express in our forward looking statements. Although we believe that the assumptions underlying our forward looking statements are reasonable, any of these assumptions, and therefore also the forward looking statements based on these assumptions, could themselves prove to be inaccurate. In light of the significant uncertainties inherent in the forward looking statements included in this presentation, our inclusion of this information is not a representation by us or any other person that our objectives and plans will be achieved. Our forward looking statements speak only as of the date made and we will not update these forward looking statements unless the securities laws require us to do so. In light of these risks, uncertainties and assumptions, the forward looking events discussed in this presentation may not occur.